GOLDMAN SACHS TRUST

Goldman Sachs Multi-Sector Fixed Income Funds

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the

Goldman Sachs Income Fund

(the “Fund”)

Supplement dated January 8, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2025

Effective on January 8, 2026 (the “Effective Date”), Benjamin Johnson and John McClain will begin serving as portfolio managers for the Fund.

Lindsay Rosner and Aakash Thombre will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Income Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Aakash Thombre, CFA, Managing Director, Global Co-Head of High Yield and Bank Loans, has managed the Fund since 2020; Lindsay Rosner, Managing Director, Head of Multi-Sector Investing, has managed the Fund since 2024; Benjamin Johnson, CFA, Managing Director, Global Head of Corporate Credit, has managed the Fund since 2026; and John McClain, CFA, Managing Director, Co-Head of Leveraged Credit, has managed the Fund since 2026.

The following rows are added to the table under the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Benjamin Johnson, CFA Managing Director	Portfolio Manager— Income Fund	Since 2026	Mr. Johnson joined the Investment Adviser in 1998. He is Global Head of Corporate Credit.
John McClain, CFA Managing Director	Portfolio Manager— Income Fund	Since 2026	Mr. McClain joined the Investment Adviser in 2025. He is Co-Head of the Leveraged Credit team. Before joining the Investment Adviser, Mr. McClain led the Corporate Credit, High Yield and Global High Yield strategies at Brandywine Global Investment Management. Prior to that, he led Below Investment Grade strategies at Diamond Hill Capital Management, Inc.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

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